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                                                                    Exhibit 23.1

                     CONSENT OF PRICEWATERHOUSECOOPERS LLC
                        INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the incoporation by reference in this Registation Statement on Form S-8 of our report appearing in the Registration Statement on Form S-1 of Mediaplex, Inc. ( and to all references to our Firm) included in or made a part of this registration statement.


                                                 PricewaterhouseCoopers LLP


                                                 /s/ PricewaterhouseCoopers LLP
                                                 ------------------------------

San Francisco,  California
March 8, 2000